UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 24, 2010 (June 19, 2010)

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-9334                               13-3258160
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     (Commission File Number)           (IRS Employer Identification No.)


     Two Trap Falls Road, Suite 402, Shelton, CT               06484
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       (Address of Principal Executive Offices)              (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
---------  ------------------------------------------

     On June 19, 2010, Baldwin Technology Company, Inc. (the "Company") entered into an amended and restated employment agreement with Karl S. Puehringer, its President and Chief Executive Officer, which extends the expiration date of Mr. Puehringer's employment agreement to September 30, 2012.

     A copy of the Amended and Restated Employment Agreement is attached to this Report as Exhibit 10.1, and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

       (d) Exhibits
           --------

       10.1 Amended and Restated Employment Agreement dated June 19, 2010 between Baldwin Technology Company, Inc. and Karl S. Puehringer (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          BALDWIN TECHNOLOGY COMPANY, INC.
                                                   (Registrant)


                                          By:   /s/John P. Jordan
                                             -----------------------------------
                                                   John P. Jordan
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer




Dated: June 24, 2010


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